                        NOTE AND WARRANT PURCHASE AGREEMENT


     This Note and Warrant Purchase Agreement, dated as of October 8, 1998 (this "Agreement"), is entered into by and among (i) NetObjects, Inc., a Delaware corporation (the "Company"), and (ii) International Business Machines Corporation ("IBM"), and Perseus Capital, L.L.C. ("Perseus Capital") (each a "Purchaser," and collectively, the "Purchasers").

                                      RECITALS

     A. To provide the Company with additional resources to conduct its business, the Purchasers are willing, severally and not jointly, to purchase from the Company, and the Company is willing to issue and sell to each Purchaser, on the terms and subject to the conditions set forth herein, at a closing to be held on the date hereof (the "Initial Closing"), an aggregate of 5,950 units (the "Units"), each consisting of (i) a Senior Subordinated Secured Convertible Promissory Note of the Company with a principal amount of $1,000 (a "Note"), and (ii) a warrant (a "Warrant") to acquire 90.036 shares of Series E-2 Preferred Stock, par value $0.00000001 per share, of the Company (the "Series E-2 Preferred Stock"). The number of Units to be purchased by each Purchaser at the Initial Closing is set forth in Schedule A hereto.

     B. In addition, the Purchasers are willing to grant to the Company an option to cause the Purchasers to purchase, on the terms and subject to the conditions set forth herein, up to an aggregate of 4,960 additional Units at a closing to be held on January 10, 1999 (or on such other date as the parties may agree) (the "Option Closing"). The Units to be purchased at the Option Closing shall be allocated among the Purchasers in the same proportion as the Units purchased by them at the Initial Closing.

                                     AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   PURCHASE AND SALE OF NOTES AND WARRANTS

          (a) INITIAL CLOSING. In reliance upon the representations, warranties and covenants of the parties set forth herein, and subject to satisfaction of the conditions set forth in Section 1(f) hereof, the Company agrees to issue, sell and deliver to the Purchasers, and the Purchasers, severally and not jointly, agree to purchase from the Company, at the Initial Closing, the number of Units specified in Schedule A hereto at a purchase price (the "Purchase Price") equal to $1,008.40 per Unit, of which $1,000 shall be for the Note and $8.40 shall be for the Warrant included in each such Unit. The parties hereto hereby agree that the allocation of the Unit Purchase Price between the Note and Warrant is fair and reasonable and accurately reflects the respective value of such securities.

          (b) GRANT OF OPTION. The Purchasers hereby grant to the Company the option to require the Purchasers to purchase up to an additional 4,960 Units at the Option Closing at the Purchase Price per Unit specified above. Such option shall be exercisable by the Company by no later than December 1, 1998 by the delivery to each Purchaser of a written notice specifying the aggregate number of Units (not to exceed 4,960 Units) to be sold at the Option Closing. Such number of Units shall be allocated among the Purchasers in the same proportion as the Units purchased by them at the Initial Closing.

          (c) DELIVERY OF NOTES AND WARRANTS; PAYMENT OF PURCHASE PRICE. At the Initial Closing and any Option Closing, the Company shall deliver to each Purchaser the Notes and Warrants purchased by such Purchaser at such Closing, and each Purchaser shall pay the Purchase Price therefor by wire transfer of immediately available funds to an account designated by the Company in writing at least three Business Days prior to such Closing.

          (d) TERMS OF THE NOTES AND WARRANTS. The terms and conditions of the Notes are set forth in the form of Note attached as EXHIBIT A hereto. The terms and conditions of the Warrants are set forth in the form of Warrant attached as EXHIBIT B hereto.

          (e) REPAYMENT OF THE NOTES. In the event of any repayment by the Company of the Notes issued hereunder, such repayment must be applied proportionately to the Notes held by all the Purchasers based on the aggregate principal amount of Notes purchased by each such Purchaser, provided that any Purchaser may waive this right to proportional repayment, in which case such repayment shall be applied proportionately only among those Purchasers who do not waive this right to proportional repayment.

          (f) CONDITIONS. The obligations of the Purchasers under this Section 1 to be performed at each Closing shall be subject to satisfaction of the following conditions:

               (i) The representations and warranties of the Company contained in this Agreement shall be true and correct, in all material respects, at and as of such Closing, and the Company shall have performed and complied with all the covenants and agreements and satisfied all the conditions required by this Agreement to be performed or compiled with or satisfied by the Company at or prior to such Closing. Each Purchaser shall have received a certificate dated as of the date of such Closing and signed by the president of the Company stating that, to the best of his knowledge after due inquiry, the conditions specified in this Section 1(f)(i) have been satisfied.

               (ii) Each Purchaser shall have received an opinion of counsel to the Company, in form and substance reasonably satisfactory to the Purchasers, addressing the matters set forth in Exhibit C hereto.

               (iii) Each other Purchaser shall have performed all of its obligations required to be performed at such Closing and, in the case of the Option Closing, at the Initial Closing.

               (iv) The Company shall have received all consents and approvals of third parties necessary for the Company to consummate the transactions contemplated hereby and by the Notes and the Warrants.

               (v) Each Purchaser shall have received from the Company such other documents confirming the accuracy and completeness of the representations and warranties of the Company as the Purchasers may reasonably request.

          (g) REGISTRATION RIGHTS. The Purchasers shall have the registration rights specified in the Amended and Restated Registration Rights Agreement dated as of October 8, 1998 set forth in Exhibit D hereto.

          (h) SENIOR INDEBTEDNESS. Without the prior written consent of Perseus Capital, and except for the Senior Debt (as defined in the Notes), after the date hereof, the Company shall not incur any indebtedness for borrowed money, guarantee any such indebtedness or incur any obligation that for financial reporting purposes is required to be carried as an indebtedness of the Company unless (i) such indebtedness, guaranty or obligation is expressly subordinated to the repayment in full of all principal, interest and other amounts due under the Notes or (ii) the proceeds of such Senior Debt are used to retire in full all amounts then due under the Notes.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchasers that, except as set forth in the Company's Disclosure Schedule attached to this Agreement as Exhibit E (the "Disclosure Schedule"), the statements contained in the following paragraphs of this Section 2 are all true and correct:

          (a) ORGANIZATION AND GOOD STANDING: CERTIFICATE OF INCORPORATION AND BYLAWS. Each of the Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted. Each of the Company and each of its subsidiaries is duly qualified to conduct business as a foreign corporation and is in good standing as a foreign corporation in all jurisdictions where the properties owned, leased or operated by it are located or where its business is conducted, except where the failure to so qualify or be in good standing is not reasonably likely to have a material adverse effect on the Company's consolidated business, financial condition, results of operations, assets, liabilities or prospects (a "Material Adverse Effect"). The Company has previously delivered to each of the Purchasers a true and complete copy of the Certificate of Incorporation and Bylaws of the Company as in effect on the date hereof.

          (b) CORPORATE POWER. The Company has all requisite legal and corporate power to enter into, execute, deliver and perform its obligations under this Agreement, the Notes and the Warrants. This Agreement is, and upon their issuance, the Notes and Warrants will be, valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement may be limited by bankruptcy laws or other laws affecting creditors' remedies generally or by equitable principles.

          (c)  AUTHORIZATION, ETC.

               (i) CORPORATE ACTION. All corporate and legal action on the part of the Company, its officers, directors and stockholders necessary for the execution and delivery of this Agreement, the Notes and Warrants, the sale and issuance of the Notes and Warrants, and the performance of the Company's obligations hereunder and thereunder, has been taken.

               (ii) VALID ISSUANCE. The Notes, the Warrants, any shares of Series E-2 Preferred Stock issued upon conversion of the Notes or exercise or conversion of the Warrants and any shares of Common Stock issued upon conversion of such Series E-2 Preferred Stock, when issued in compliance with the provisions of this Agreement, the Notes, the Warrants or the terms of the Series E-2 Preferred Stock, as the case may be, will be validly issued and, in the case of any such shares of Series E-2 Preferred Stock or Common Stock, will be fully-paid and nonassessable.

               (iii) NO PREEMPTIVE RIGHTS. No person has any right of first refusal or any preemptive or similar rights in connection with the issuance of the Notes or Warrants, the issuance of shares of Series E-2 Preferred Stock upon conversion of the Notes or exercise or conversion of the Warrants, the issuance of any shares of Common Stock issued upon conversion of such Series E-2 Preferred Stock or the issuance of any other securities by the Company.

               (iv) SECURITY INTEREST. Section 5 of each Note will create, upon execution and delivery of such Note by the Company, a valid security interest in the Collateral (as defined in the Notes) securing repayment by the Company of the Obligations (as defined in the Notes) thereunder.

          (d) NONCONTRAVENTION. The execution, delivery and performance of and compliance with this Agreement, the Notes, the Warrants, the issuance and sale of the Series E-2 Preferred Stock upon conversion of the Notes or exercise or conversion of the Warrants and the issuance of Common Stock upon conversion of such Series E-2 Preferred Stock will not result in nor constitute any breach, default or violation of (i) any agreement, contract, lease, license, instrument or commitment (oral or written) to which the Company or any of its subsidiaries is a party or is bound or (ii) any law, rule, regulation, statute or order applicable to the Company, any of its subsidiaries or their respective properties, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its subsidiaries, any of which breach, default or violation under clause (i) or (ii), preceding, would have a Material Adverse Effect.

          (e) CONSENTS, ETC. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or provincial or other governmental authority or other person on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Notes and the Warrants, or the offer, sale or issuance of the Notes, the Warrants, the Series E-2 Preferred Stock to be issued upon conversion of the Notes or exercise or conversion of the Warrants or any Common Stock issued upon conversion of such Series E-2 Preferred

Stock, other than, if required, filings or qualifications under applicable state securities laws, which filings or qualifications, if required, will be timely filed or obtained by the Company.

          (f) OFFERING. In reliance, in part, on the representations and warranties of the Purchasers in Section 3 hereof, neither the offer, sale nor issuance of the Notes and the Warrants in conformity with the terms of this Agreement or the shares of Series E-2 Preferred Stock issued upon conversion of the Notes or exercise or conversion of the Warrants or any Common Stock issued upon conversion of such Series E-2 Preferred Stock will result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended, (the "Securities Act") or the qualification or registration requirements of any applicable state securities laws.

          (g) CAPITALIZATION. The capitalization of the Company consists of the following, and all of the issued and outstanding shares as hereinafter set forth have been duly authorized and validly issued, are fully paid and nonassessable and have been offered, issued, sold and delivered by the Company in compliance with all applicable federal and state securities laws:

               (i) PREFERRED STOCK. A total of 136,898,000 authorized shares of Preferred Stock, with $0.00000001 par value per share (the "Company Preferred Stock"), consisting of 4,500,000 shares designated as Series A Preferred Stock, of which 3,911,670 shares are issued and outstanding; 198,000 shares designated as Series B Preferred Stock, of which none are issued and outstanding; 17,000,000 shares designated as Series C Preferred Stock, of which none are issued and outstanding; 90,200,000 shares designated as Series E Preferred Stock, of which 65,549,953 are issued and outstanding; and 5,500,000 shares designated as Series F Preferred Stock, of which none are issued and outstanding. No other series of Company Preferred Stock has been designated.

               (ii) COMMON STOCK. A total of 170,000,000 authorized shares of Common Stock, of which 11,933,884 shares are issued and outstanding.

               (iii) OPTIONS, WARRANTS, RESERVED SHARES. Except for (A) the conversion privileges of the Series A Preferred Stock, the Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, (B) a total of 19,200,000 shares of Common Stock reserved for issuance under the Company's 1997 Stock Option Plan and 1997 Special Stock Option Plan to officers, directors and employees of, and consultants rendering bona fide services to the Company, and (C) 13,503,001 shares of Series C Preferred Stock, 20,897,029 shares of Series E Preferred Stock, 5,500,000 shares of Series F Preferred Stock and the foregoing shares of Common Stock reserved for issuance upon the exercise or conversion of warrants issued by the Company, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of the Company's capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock, nor is the Company obligated in any manner to issue any shares of its capital stock or any other securities.

          (h) FINANCIAL STATEMENTS AND RELATED MATTERS. The Company's balance sheets as of September 30, 1997 and June 30, 1998 and the Company's statements of operations, cash flows and changes in stockholders' equity for the each of the years ended September 30, 1996 and 1997 and for the six months ended June 30, 1998 (collectively, the "Financial Statements"), all of which have been made available to the Purchasers prior to the date hereof, have been prepared in accordance with generally accepted accounting standards consistently applied (except as may be noted therein). Furthermore, the Financial Statements are complete and correct in all material respects and accurately set out and describe in all material respects the financial condition, results of operations, cash flows or changes in stockholders' equity of the Company as of the date or for the period indicated. There has been no material change in the Company's accounting policies except as described in the notes to the Financial Statements. Except as set forth in the Financial Statements, neither the Company nor any of its subsidiaries has any indebtedness, obligation or liability (contingent or otherwise) that, either alone or when combined with all similar obligations or liabilities, would be material to the Company on a consolidated basis, and there does not exist a set of circumstances that, to the knowledge of the Company, could reasonably be expected to result in any such material indebtedness, obligation or liability. Since September 30, 1997, there has been no material adverse change in the business, financial condition, results of operations, assets, liabilities or prospects of the Company, which is not disclosed on the Financial Statements or financial information as of a later date set forth in the Disclosure Schedule.

          (i) COMPLIANCE WITH LAWS. Neither the Company nor any of its subsidiaries is (i) subject to the terms or provisions of any material judgment, decree, order, writ or injunction or (ii) in violation of any terms or provisions of any laws, rules, or regulations, except where such violations do not and are not likely to have a Material Adverse Effect.

          (j) TITLE TO PROPERTY AND ASSETS. Each of the Company and each of its subsidiaries owns and possesses its properties and assets (other than Proprietary Assets, which are covered in subsection (k) below) free and clear of all mortgages, deeds of trust, liens, encumbrances, security interests and claims except as reflected in the Financial Statements and except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company and its subsidiaries. With respect to the property and assets it leases, each of the Company and each of its subsidiaries is in compliance with such leases in all material respects.

          (k)  PROPRIETARY ASSETS.

               (i) Each of the Company and each of its subsidiaries (A) owns or has sufficient rights to all Proprietary Assets used in or necessary for its business as currently conducted and as proposed to be conducted, free and clear of all material liens and other encumbrances; (B) has taken reasonable and customary measures and precautions necessary to protect and maintain the confidentiality and secrecy of all its Proprietary Assets (except the Proprietary Assets whose value would be unimpaired by public disclosure) and otherwise to maintain and protect the value of all its Proprietary Assets; and (C) has not disclosed or delivered to any person, or permitted the disclosure or delivery to any person of the source code, or any portion or aspect of the source code, of any of the Company's products.

               (ii) Except where such infringement, misappropriation or unlawful use has not or could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries is infringing, misappropriating or making any unlawful use of or has at any time infringed, misappropriated or made any unlawful use of, any Proprietary Asset owned or used by any other person; and no claims or notices (in writing or otherwise) with respect to Proprietary Assets have been communicated to the Company or any of its subsidiaries: (A) to the effect that the manufacture, sale, license or use of any Proprietary Assets as now used or currently offered or proposed for use or sale by the Company or any of its subsidiaries infringes or potentially infringes, or constitutes a misappropriation or unlawful use of any copyright, patent, trade secret or other intellectual property right of a third party, or
(B) challenging the ownership or validity of any of the rights of the Company or any of its subsidiaries to or interest in such Proprietary Assets. The Company has received no notice to the effect that any patents or registered trademarks, service marks or registered copyrights held by the Company or any of its subsidiaries are invalid or not subsisting except for failures to be valid and subsisting that would not reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, no other person is infringing, misappropriating or making any unlawful use of, and no Proprietary Asset owned or used by any other person infringes or conflicts with, any Proprietary Asset used in or pertaining to the business of the Company or any of its subsidiaries.

               (iii) The Proprietary Assets used in or pertaining to the business of the Company and its subsidiaries are sufficient in the Company's reasonable judgment, to enable the Company and its subsidiaries to conduct its business in the manner in which such business has been and is being conducted free from liabilities or valid claims of infringement or misappropriation by third parties. Neither the Company nor any of its subsidiaries has licensed any of its Proprietary Assets to any person on an exclusive basis and the Company has not entered into any covenant not to compete or contract limiting its ability to sell the Company's products in any market or geographical area or with any person other than restrictions in a license agreement that are typical of those granted in the ordinary course of business in the software industry.

               (iv) As used herein, "Proprietary Assets" means: (A) any patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, maskwork, maskwork application, trade secret, know-how, customer list, franchise, system, computer software, computer program, source code, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset; and (B) any right to use or exploit any of the foregoing.

     3. REPRESENTATIONS AND WARRANTIES BY THE PURCHASERS. Each of the Purchasers, severally and not jointly, represents, and warrants to, and covenants with, the Company as follows:

          (a) INVESTMENT INTENT: AUTHORITY. Such Purchaser is acquiring the Notes, and the Warrants, and the shares of Series E-2 Preferred Stock issuable upon conversion or exercise of the Notes or the Warrants for investment for such Purchaser's own account, and not as nominee or agent for investment and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act. Such Purchaser has the full right, power, authority and capacity to enter into and perform this Agreement and this Agreement will constitute a valid and binding obligation upon such Purchaser.

          (b) SHARES NOT REGISTERED. Such Purchaser understands and acknowledges that neither the Notes, the Warrants nor shares of Series E-2 Preferred Stock issuable upon conversion or exercise of the Notes or the Warrants will be registered under the Securities Act or qualified under any state securities laws in reliance upon one or more exemptions from registration or qualification under the Securities Act and such state securities laws, and that the Company's reliance upon such exemption is predicated upon such Purchaser's representations set forth in this Agreement. Such Purchaser understands and acknowledges that resale of the Notes, the Warrants and the shares of Series E-2 Preferred Stock issuable upon conversion or exercise of the Notes or the Warrants may be restricted indefinitely unless they are subsequently registered under the Securities Act and qualified under state law or an exemption from such registration and such qualification is available.

          (c) NO TRANSFER. Such Purchaser will not dispose of any of the Notes, the Warrants or the shares of Series E-2 Preferred Stock issuable upon conversion or exercise of the Notes or the Warrants, other than in conjunction with an effective registration statement or exemption from registration under the Securities Act and other than in compliance with the applicable state securities laws.

          (d) ACCREDITED INVESTOR. Such Purchaser is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 or Regulation D, as presently in effect.

     4.   MISCELLANEOUS.

          (a) WAIVERS AND AMENDMENTS. Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and the Purchaser to be bound by such amendment, waiver or modification.

          (b) GOVERNING LAW. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions of the State of New York or of any other state. In the event of any dispute among or between any of the parties to this Agreement arising out of the terms of this Agreement, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the

State of New York for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.

          (c) ENTIRE AGREEMENT. This Agreement together with the Notes and Warrants constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          (d) EXPENSES. The Company shall pay all of the costs and expenses, including reasonable attorneys' fees, incurred by the Purchasers in connection with the negotiation and consummation of the transactions contemplated hereunder.

          (e) NOTICES. All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid to the applicable parties hereto at the address stated below or if any party shall have designated a different address or facsimile number by notice to the other party given as provided above, then to the last address or facsimile number so designated.

                  If to the Company:
                       NetObjects, Inc.
                       602 Galveston Drive
                       Redwood City, CA  94063
                       Attention:  Samir Arora
                       Facsimile:  (650) 482-3600

                  with a copy to:
                       Graham & James LLP
                       600 Hansen Way
                       Palo Alto, CA 94304-1043
                       Attention:  Alan B. Kalin, Esq.
                       Facsimile:  (650) 856-3619

                  If to IBM:
                       International Business Machines Corporation
                       New Orchard Road
                       Armonk, NY 10504
                       Attention:  Lee A. Dayton
                       Facsimile:  (914) 499-7803

                  with a copy to:
                       International Business Machines Corporation
                       New Orchard Road
                       Armonk, NY 10504
                       Attention:  Donald D. Westfall, Esq.
                       Facsimile:  (914) 499-6006

                  If to Perseus Capital:
                       Perseus Capital, L.L.C.
                       Suite 610
                       The Army and Navy Club Building
                       1627 I Street, N.W.
                       Washington, D.C. 20006
                       Attention:  Kenneth M. Socha
                       Facsimile:  (202) 463-6215

                  with a copy to:
                       Arnold & Porter
                       555 Twelfth Street, N.W.
                       Washington, D.C. 20004-1206
                       Attention:  Robert B. Ott, Esq.
                       Facsimile:  (202) 942-5999


          (f) VALIDITY. If any provision of this Agreement, the Notes or the Warrants shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions thereof shall not in any way be affected or impaired thereby.

          (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and a party's delivery of a signed counterpart by facsimile transmission shall constitute that party's due execution of this Agreement.

          (h) BUSINESS DAY. As used herein, "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of California or the State of New York are authorized to be closed.

                      [Signatures begin on the following page]

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first written above.

                              COMPANY:

                              NETOBJECTS, INC.




                              By: /s/ Michael J. Shannahan
                                 ---------------------------------
                              Name: Michael J. Shannahan
                                   -------------------------------
                              Title: VP & CFO
                                    ------------------------------


                              PURCHASERS:


                              INTERNATIONAL BUSINESS MACHINES CORPORATION



                              By: /s/ Lee A. Dayton
                                 ---------------------------------
                              Name: Lee A. Dayton
                                   -------------------------------
                              Title: Vice President, Corporate
                                     Development and Real Estate
                                    ------------------------------



                              PERSEUS CAPITAL, L.L.C.



                              By: Kenneth M. Socha
                                 ---------------------------------
                              Name: Kenneth M. Socha
                                   -------------------------------
                              Title: Executive Vice President
                                    ------------------------------

                                      SCHEDULE A


                     Purchaser                No. of Units
                     ---------                -------------
                     IBM                       5,500

                     Perseus Capital             450

